                                                                    Exhibit 10.9

                                 AMENDMENT NO. 2

                  AMENDMENT NO. 2 (this "AMENDMENT"), dated as of June 11, 1999, to that certain Credit Agreement, dated as of October 2, 1998 (as amended to the date hereof, the "CREDIT AGREEMENT"; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among ATRIUM COMPANIES, INC., a Delaware corporation ("BORROWER"), D and W HOLDINGS, INC., as Parent, the Guarantors party thereto, MERRILL LYNCH & CO., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Lead Arranger, Syndication Agent and Documentation Agent (collectively in such capacities, the "LEAD ARRANGER"), BANKBOSTON, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT") and Merrill Lynch Capital Corporation, BankBoston, N.A., BHF-Bank Aktiengesellschaft and Bank One, Texas, N.A. (the "ADDITIONAL REVOLVING CREDIT LENDERS").

                              W I T N E S S E T H :

                  WHEREAS, Section 12.04 of the Credit Agreement permits amendment of the Credit Agreement with the consent of the Obligors and the Lenders party to the Credit Agreement (the "LENDERS");

                  WHEREAS, pursuant to Section 2(a) of Amendment and Consent No. 1 to the Credit Agreement ("AMENDMENT AND CONSENT NO. 1") dated as of May 5, 1999 among each of the Obligors, each of the Lenders, the Lead Arranger and the Administrative Agent, the Lenders have unanimously consented to an increase in the aggregate amount of the Revolving Credit Commitments by an amount not to exceed $20.0 million;

                  WHEREAS, pursuant to Section 2(a) of Amendment and Consent No. 1, the Lenders have unanimously authorized the Lead Arranger and the Administrative Agent to execute, on behalf of all the Lenders, the Additional Revolving Credit Documentation (as defined in Amendment and Consent No. 1);

                  WHEREAS, the Additional Revolving Credit Lenders hereby agree to increase their respective Revolving Credit Commitments as set forth herein; and

                  WHEREAS, the Lead Arranger and the Administrative Agent hereby agree, on behalf of all the Lenders, to amend certain provisions of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION ONE AMENDMENTS. (a) Section 1.01 is amended by deleting the last sentence of the definition of "Revolving Credit Commitment" and replacing it with the following: "The initial aggregate principal amount of the Revolving Credit Commitments is $40.0 million."

                  (b) Annex A is amended by deleting the column under the heading "Revolving Credit Commitments" and replacing it with the following set forth opposite the Persons listed below:

                                                           Revolving Credit
Legal Name                                                   Commitments
----------------------------------                         ----------------
Merrill Lynch Capital Corporation                            $7,000,000
BankBoston, N.A.                                              8,000,000
BHF-Bank Aktiengesellschaft                                   7,500,000
Greater Bay Corporate Finance, A Division of
         Cupertino National Bank and Trust                    3,000,000
Indosuez Capital Funding IV L.P.                              4,000,000
Heller Financial, Inc.                                        4,000,000
Bank One, Texas NA                                            6,500,000
                                                            -----------
                                                 Total:     $40,000,000

                  SECTION TWO ADDITIONAL COMMITMENTS. Each Additional Revolving Credit Lender severally agrees, subject to the terms and conditions of the Credit Agreement, to increase its Revolving Credit Commitment to the amount set forth opposite such Additional Revolving Credit Lender's name on Annex A to the Credit Agreement, as amended by Section 1(b) hereof. At the request of any Additional Revolving Credit Lender, such Additional Revolving Credit Lender may exchange its promissory note of Borrower for a new promissory note of Borrower reflecting its new Revolving Credit Commitment, pursuant to Section 2.08(a)(i) of the Credit Agreement, and Borrower agrees to execute and deliver such new promissory note.

                  SECTION THREE CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date (the "EFFECTIVE DATE") when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by each Obligor and each of the Lead Arranger, the Administrative Agent and each of the Additional Revolving Credit Lenders or, as to any of the Lead Arranger, the Administrative Agent and the Additional Revolving Credit Lenders, advice satisfactory to the Administrative Agent that such person has executed this Amendment. The effectiveness of this Amendment (other than Sections Six, Seven and Eight hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Four hereof. Notwithstanding the foregoing, if Borrower shall not have complied with the last sentence of Section Four hereof in the time period provided, this Amendment No. 2 shall be deemed not effective and shall have no effect on the Credit Documents.

                  SECTION FOUR REPRESENTATIONS AND WARRANTIES; COVENANTS. In order to induce the Lenders and the Agents to enter into this Amendment, each Obligor represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment, and both before and after giving effect to transactions contemplated by this Amendment, (a) no Default or Event of Default has occurred and is continuing; and (b) all of the representations and warranties in the Credit Agreement are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). On the Effective Date, Borrower shall repay all Revolving Credit Loans then outstanding, Reimbursement Obligations resulting from any then drawn Letters of Credit and Swing Loans then outstanding (including all costs under Section 5.05(a)(4) of the Credit Agreement, if any) (which repayment may be made from drawings under the Revolving Credit Commitments after such effectiveness) and shall pay all accrued and unpaid fees under Section 2.05(a) of the Credit Agreement.

                  SECTION FIVE REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Obligors under the Credit Documents, in each case as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. Each Guarantor ratifies and confirms its Guarantee as in full force and effect after giving effect to the amendments and waivers herein set forth and to any prior amendment or waiver to the Credit Agreement.

                  SECTION SIX COSTS, EXPENSES AND TAXES. Borrower agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of Section 12.03 of the Credit Agreement. In addition, Borrower shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION SEVEN EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION EIGHT GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW).

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   BORROWER:

                                   ATRIUM COMPANIES, INC.


                                   By:       /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   GUARANTORS:

                                   ATRIUM CORPORATION


                                   By:       /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   ATRIUM DOOR AND WINDOW COMPANY -
                                       WEST COAST


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   ATRIUM DOOR AND WINDOW COMPANY
                                       OF THE NORTHEAST


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President

                                   ATRIUM DOOR AND WINDOW COMPANY
                                       OF NEW YORK


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   ATRIUM DOOR AND WINDOW COMPANY
                                       OF ARIZONA


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   ATRIUM DOOR AND WINDOW COMPANY
                                       OF NEW ENGLAND


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   DOOR HOLDINGS, INC.


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   R.G. DARBY COMPANY, INC.


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President

                                   TOTAL TRIM, INC.


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   WING INDUSTRIES HOLDINGS, INC.


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   WING INDUSTRIES, INC.


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   R.G. DARBY COMPANY - SOUTH


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   TOTAL TRIM, INC. - South


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   HEAT, INC.


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President

                                   H.I.G. VINYL, INC.


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   CHAMPAGNE INDUSTRIES, INC.


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   THERMAL INDUSTRIES, INC.


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   BEST BUILT, INC.


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President


                                   PARENT:

                                   D AND W HOLDINGS, INC.


                                   By:      /s/ Jeff L. Hull
                                      ----------------------------------
                                      Name:  Jeff L. Hull
                                      Title: Executive Vice President

                                   AGENTS:

                                   MERRILL LYNCH & CO.,
                                   MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED, as Lead
                                            Arranger, Syndication Agent and
                                            Documentation Agent


                                   By:      /s/ Howard B. Sysler
                                      ----------------------------------
                                      Name:  Howard B. Sysler
                                      Title: Vice President


                                   BANKBOSTON, N.A.,
                                            as Administrative Agent, Issuing
                                            Lender and as a Lender


                                   By:      /s/ Marie L. Duprey
                                      ----------------------------------
                                      Name:  Marie L. Duprey
                                      Title: Vice President


                                   ADDITIONAL REVOLVING CREDIT LENDERS:

                                   MERRILL LYNCH CAPITAL CORPORATION


                                   By:      /s/ Howard B. Sysler
                                      ----------------------------------
                                      Name:  Howard B. Sysler
                                      Title: Vice President


                                   BANKBOSTON, N.A.


                                   By:      /s/ Marie C. Duprey
                                      ----------------------------------
                                      Name:  Marie C. Duprey
                                      Title: Vice President

                                   BHF BANK AKTIENGESELLSCHAFT


                                   By:
                                      ----------------------------------
                                      Name:
                                      Title:


                                   BANK ONE, TEXAS, N.A.


                                   By:      /s/ Chris W. Holder
                                      ----------------------------------
                                      Name:  Chris W. Holder
                                      Title: Vice President